As filed with the Securities and Exchange Commission on December 15, 2008

Securities Act File No. 2-63023

Investment Company Act File No. 811-2884

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

☒    REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1934

☐    Pre-Effective Amendment No.

☒    Post-Effective Amendment No. 37

☒    REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

☒    Amendment No. 37

BARRETT OPPORTUNITY FUND, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

55 WATER STREET,

NEW YORK, NEW YORK 10041

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: 888 777-0102 (TOLL FREE)

ROBERT I. FRENKEL

LEGG MASON & CO., LLC

100 FIRST STAMFORD PLACE

STAMFORD, CONNECTICUT 06902

(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPY TO:

SARAH E. COGAN, ESQ.

SIMPSON THACHER & BARTLETT LLP

425 LEXINGTON AVENUE

NEW YORK, NEW YORK 10017

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Post-Effective Amendment becomes effective.

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on December 15, 2008 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

BARRETT OPPORTUNITY FUND, INC.

PROSPECTUS

December 15, 2008

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

BARRETT OPPORTUNITY FUND, INC.

PROSPECTUS

December 15, 2008

Prior to December 1, 2006, the fund was named Salomon Brothers Opportunity Fund Inc.

Investments, Risks and Performance

Investment Objectives

The fund seeks to achieve above average long-term capital appreciation. Current income is a secondary objective. These investment objectives may be changed without shareholder approval.

Principal Investment Strategies

Key investments

The fund invests primarily in common stocks and securities convertible into or exchangeable for common stock such as convertible preferred stock or convertible debt securities.

Selection process

The manager emphasizes individual security selection while varying the fund’s investments across industries, which may help to reduce risk. The manager evaluates companies of all sizes – from established large capitalization companies to young start-up companies. The manager seeks to identify those companies whose securities are undervalued based on the manager’s judgment of the company’s sustainable earnings growth. The manager employs fundamental analysis to analyze each company in detail, ranking the management, strategy and competitive market position.

In selecting individual companies for investment, the manager considers how the following would affect a company’s earnings, the market price of its shares and the market’s evaluation of the company’s future earnings:

•	Changes in management, policies, corporate control or capitalization.
•	Changes in technology, marketing or production, the development of new products or services or the demand for existing products or services.
•	The effect of recent and anticipated capital expenditures.
•	The effect of social, economic, political, legal and international developments.

Principal Risks of Investing in the Fund

While investing in equity securities historically has produced greater average returns than investments in fixed income securities, equity investments may also involve added risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

•	U.S. stock markets decline.
•	An adverse event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests.
•	The manager’s judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.
•

The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. As a result, it could be more difficult for the portfolio managers to identify investment risks and opportunities in this environment. These market conditions may continue or get worse.

The fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the fund’s losses from events affecting a particular issuer.

The fund currently has a substantial amount of net unrealized appreciation. At November 30, 2008, the amount of the net unrealized appreciation was $53,928,296, representing approximately 72% of the fund’s net assets. The manager no longer pursues a strategy of retaining unrealized long-term capital gain and avoiding the tax impact of realizing such gain. Subject to market conditions and fund performance, the manager anticipates that, in managing the fund’s investment portfolio in pursuit of the fund’s investment objectives, a moderate portion of the fund’s current built-in long-term capital gains will be realized gradually in each of the next several years. If these long-term capital gains are realized as anticipated, this will result in an increase in the fund’s annual distributions of net capital gains and, accordingly, an increase in taxable distributions to shareholders to the extent there are no offsetting losses. Under normal market conditions, the manager currently expects that no more than 10% of the total amount of the fund’s current built-in long-term capital gains will be realized in any one year. See “Dividends, Distributions and Taxes.”

Who may want to invest

The fund may be an appropriate investment if you:

•	Are looking for an investment with potentially greater return but higher risk than fixed income investments.
•	Are willing to accept the risks of the stock market.

Performance Information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual total returns compare with the returns of a broad-based securities market index. The Average Annual Total Returns table assumes redemption at the end of the period and the reinvestment of distributions and dividends. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Annual Total Returns as of December 31

Average Annual Total Returns (for Periods Ended December 31, 2007)

	1 Year	5 Years	10 Years
Return before taxes	7.07%	14.66%	7.31%
Return after taxes on distributions(1)	6.08%	13.77%	5.96%
Return after taxes on distributions and sale of fund shares(1)	5.63%	12.59%	5.76%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)(2)	5.49%	12.83%	5.91%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

(2)

The S&P 500 Index is a market-value weighted index comprised of 500 widely held common stocks. It is not possible to invest directly in the Index. An index does not reflect deductions for fees, expenses or taxes.

Fee Table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(Paid directly from your investment)

Maximum sales charge on purchases (as a percentage of offering price)	None
Maximum contingent deferred sales charge on redemptions (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses

(Paid by the fund as a % of net assets)

Management fee(1)	0.75%
Distribution and service (12b-1) fees	None
Other expenses	0.28%
Total annual fund operating expenses	1.03%

(1)

The fund has a management fee schedule that reduces the management fee as fund assets increase as follows: 0.750% on average daily net assets up to $1 billion, 0.725% on the next $1 billion of average daily net assets, 0.700% on the next $3 billion of average daily net assets, 0.675% on the next $5 billion of average daily net assets and 0.650% on average daily net assets over $10 billion.

Example

This example helps you compare the cost of investing in the fund with the costs of investing in other mutual funds. Your actual cost may be higher or lower. The example assumes:

•	You invest $10,000 for the periods shown.
•

Your investment has a 5% return each year (the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance).

•	You reinvest all distributions and dividends without a sales charge.
•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Your costs would be	$105	$328	$569	$1,260

More on the Fund’s Investments

Additional Investments and Investment Techniques

The fund’s investment objectives and its principal investment strategies and risks are described under “Investments, Risks and Performance.” This section provides additional information about the fund’s investments and certain portfolio management techniques the fund may use. More information about the fund’s investments and portfolio management techniques, some of which entail risks, is included in the statement of additional information (“SAI”). Any policy or limitation for the fund that is expressed as a percentage of assets is considered only at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the fund’s assets or for any other reason.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the fund’s SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

High Yield, Lower Quality Securities

The fund may invest up to 5% of its net assets in fixed-income securities that are high yield, lower quality securities rated by a rating organization below its top four long-term rating categories (i.e., below investment grade) or unrated securities determined by the manager to be of equivalent quality. These securities are commonly referred to as “junk bonds.” The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.

Foreign and Emerging Market Investments

The fund may invest without limit in foreign securities and American Depository Receipts that are publicly traded in the United States and up to 5% of its net assets in foreign securities that are not publicly traded in the United States. The fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Many foreign countries in which the fund may invest have markets that are less liquid and more volatile than markets in the United States. Some foreign countries have less rigorous accounting and regulatory standards than the United States; as a result, less information may be available about issuers and markets in those countries than is available about issuers and markets in the United States. Currency fluctuations could erase investment gains or add to investment losses. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity and negative government actions like currency controls or seizure of private businesses or property may be more likely to occur in emerging market countries than in developed countries.

Borrowing

The fund may borrow money from banks for either investment or temporary purposes. Borrowings (excluding borrowings for temporary purposes) may be secured by up to 33 1/3% of the value of the fund’s total assets. The fund may borrow an additional amount of up to 5% of the fund’s total assets for temporary purposes. While borrowing creates an opportunity for increased return by leveraging the fund’s portfolio, it creates special risks. Borrowing may exaggerate changes in the net asset value of the fund’s shares and in the return on the fund’s portfolio. Although the principal amount of any borrowing will be fixed, the fund’s assets may change in value during the time the borrowing is outstanding. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the manager’s strategy. An increase in interest rates could reduce the value of the fund’s shares by increasing the fund’s interest expenses.

Securities Lending

The fund may lend portfolio securities representing up to 10% of its total assets in order to increase its net investment income. The loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delays in receiving additional collateral, possible delays in the recovery of securities when loans are called and possible losses of collateral should a borrower fail financially.

Derivatives and Hedging Techniques

The fund may, but need not, use derivative contracts, such as options on securities and securities indices, for any of the following purposes:

•	To hedge against the economic impact of adverse changes in the market value of its securities due to changes in stock market prices or fluctuations in exchange rates.
•	As a substitute for buying or selling securities.
•	To enhance the fund’s return.
•	As a cash flow management technique.

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s stock market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Repurchase Agreements

The fund may enter into repurchase agreements with dealers, banks or recognized financial institutions that the manager deems creditworthy for cash management purposes and, in the manager’s discretion, as a temporary and/or defensive investment strategy. Repurchase agreements could involve risks in the event of a default by or the insolvency of the other party to the agreement, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities.

Temporary Defensive Investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument, short-term debt securities or cash, or by entering into repurchase agreements, without regard to any percentage limitations. If the fund takes a temporary defensive position, it may be unable to achieve its investment goals.

Portfolio Turnover

While the fund has traditionally had very low portfolio turnover, there can be no assurance that this will be the case in the future. In addition, because the manager no longer pursues a strategy of retaining unrealized long-term capital gain and avoiding the tax impact of realizing such gain, the fund’s portfolio turnover rate is expected to increase moderately in the future. Frequent trading increases transaction costs (including brokerage expenses), which could detract from the fund’s performance.

Portfolio Holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

Management

Manager and Sub-Administrator

The fund’s investment manager is Barrett Associates, Inc. (“Barrett Associates” or the “manager”), a wholly-owned subsidiary of Legg Mason Investment Counsel & Trust Company, which in turn is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). Barrett Associates’ principal address is 90 Park Avenue, 34th Floor, New York, New York 10016. Barrett Associates selects the fund’s investments, oversees its operations and provides administrative services. As of August 31, 2008, Barrett Associates manages approximately $1.70 billion of client assets.

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “sub-administrator”), located at 620 Eighth Avenue, New York, New York 10018, serves as the sub-administrator for the fund, providing certain administrative services for the fund pursuant to a sub-administration agreement between Barrett Associates and LMPFA. LMPFA is a wholly-owned subsidiary of Legg Mason and an affiliate of Barrett Associates. Barrett Associates, and not the fund, pays LMPFA for its services as sub-administrator.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2008, Legg Mason’s asset management operation had aggregate assets under management of approximately $841.9 billion.

Portfolio Managers

Amy LaGuardia, CFA® and Robert J. Milnamow of Barrett Associates are responsible for the day-to-day management of the fund.

Ms. LaGuardia joined Barrett Associates in 2003 as a Senior Vice President and is a member of the Seifert Group, an investment team within Barrett Associates. Prior to joining Barrett Associates, Ms. LaGuardia was a Senior Vice President and Director of Research at Gray, Seifert & Co., where she had been employed since 1982. In addition to managing the fund, Ms. LaGuardia has managed the Legg Mason Partners Financial Services Fund (the “Financial Services Fund”) since Barrett Associates became that fund’s sub-adviser in March 2007. From November 1998 to March 2007, Ms. LaGuardia managed a predecessor of the Financial Services Fund.

Mr. Milnamow joined Barrett Associates in 2003 as a Managing Director. Prior to joining Barrett Associates, Mr. Milnamow was Managing Member at Thayer Pond Capital, LLC from 2001 to 2003 and a senior portfolio manager at Rockefeller & Co. from 1998 to 2001. While at Rockefeller & Co., Mr. Milnamow was responsible for managing individual high net worth, foundation and endowment accounts. Mr. Milnamow has over 30 years of experience in the investment management industry.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers, and has more detailed information about the manager, the sub-administrator and other fund service providers.

Management Fee

For the fiscal year ended August 31, 2008, the fund paid the manager a fee of 0.75% of the fund’s average daily net assets for management services.

As compensation for its services, the fund pays the manager a monthly fee at the annual rate of 0.750% of the fund’s average daily net assets up to $1 billion; 0.725% of the next $1 billion of average daily net assets; 0.700% of the next $3 billion of average daily net assets; 0.675% of the next $5 billion of average daily net assets; and 0.650% of the average daily net assets over $10 billion.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement with Barrett Associates will be available in the fund’s semi-annual report for the six months ending February 28, 2009.

Distributor

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributor, other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer Agent and Shareholder Servicing Agent

PNC Global Investment Servicing (formerly, PFPC Inc.) serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.

Buying Shares

General

•	Shares may be purchased at net asset value without a sales charge.
•

The minimum initial investment is $1,000 and subsequent investments require a minimum of $100. For Individual Retirement Accounts and Self-Employed Retirement Plans (formerly, Keogh Plans), the minimum initial investment is $250. In addition, an account can be established with a minimum of $25 if such account will be receiving regular periodic investments through a systematic investment plan, as described below.

Effective January 1, 2008, the fund generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the U.S. (including its territories) and resident aliens with a U.S. address are permitted to establish an account with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish an account with the fund.

Through a Service Agent

You may buy shares from banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell fund shares (each called a “Service Agent”). You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. You must provide the following information for your order to be processed:

•	Name of fund
•	Dollar amount or number of shares being bought
•	Account number (if existing account)

Your Service Agent may charge an annual account maintenance fee.

Through the fund

•	Write to the fund at the following address:

Barrett Opportunity Fund, Inc.

c/o PNC Global Investment Servicing (formerly, PFPC Inc.)

P.O. Box 9699

Providence, RI 02940

•	Enclose a check to pay for the shares. For initial purchases, complete and send an account application, available upon request from Shareholder Services at the number below.
•	Specify the name of the fund you wish to purchase and your account number (if existing account).
•	For more information, please call Shareholder Services at 800-451-2010.

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds in order to buy shares on a regular basis.

•	Amounts transferred must be at least $25.
•	Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually.
•	If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee.

Buying shares by wire

Please contact Shareholder Services at 800-451-2010 for instructions.

For more information, please contact your Service Agent or Shareholder Services or consult the SAI.

Redeeming Shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

Redemptions are priced at the net asset value next determined after receipt of your request in good order.

Your redemption proceeds will normally be sent within three business days after your request is received in good order but in any event within 7 days. Your redemption proceeds may be delayed for up to 10 days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check and mailed to your address of record.

By mail

For accounts held directly at the fund, send written requests to the fund at the following address:

Barrett Opportunity Fund, Inc.

c/o PNC Global Investment Servicing (formerly, PFPC Inc.)

P.O. Box 9699

Providence, RI 02940

Your written request must provide the following:

•	The fund name and your account number.
•	The dollar amount or number of shares to be redeemed.
•	Signatures of each owner exactly as the account is registered.
•	Signature guarantees, as applicable.

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in certain retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Shareholders should call Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer.

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares monthly, every alternate month, quarterly, semi-annually or annually. To qualify, you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts), and each automatic redemption must be at least $50.

The following conditions apply:

•	Your shares must not be represented by certificates.
•	All dividends and distributions must be reinvested.

For more information, please contact your Service Agent or Shareholder Services or consult the SAI.

Other Things to Know About Transactions

When you buy or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund.
•	Your account number.
•	Dollar amount or number of shares being bought or redeemed.
•	Signature of each owner exactly as the account is registered.

The fund’s transfer agent or Shareholder Services will employ reasonable procedures to confirm that any redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for such transactions.

Signature Guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming over $50,000.
•	Are sending signed share certificates or stock powers to the transfer agent.
•	Instruct the transfer agent to mail the check to an address different from the one on your account registration.
•	Changed your account registration or your address within 30 days.
•	Want the check paid to someone other than the account owner(s).
•	Are transferring the redemption proceeds to an account with a different registration.

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

•	Suspend the offering of shares.
•	Waive or change minimum and additional investment amounts.
•	Reject any purchase order.
•	Suspend telephone transactions.
•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC.
•	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

Small Account Balances/Mandatory Redemptions

If at any time the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to the mandatory redemption or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemptions of shares in certain circumstances.

For more information, please contact your Service Agent, the transfer agent or Shareholder Services or consult the SAI.

Redemptions in Kind

The fund may make payment for fund shares wholly or in part by distributing portfolio securities to a redeeming shareholder. The redeeming shareholder may pay transaction costs to sell these securities.

Frequent Purchases and Redemptions of Fund Shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio managers, increase portfolio transaction costs and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. For purposes of these policies and procedures, the Legg Mason Partners fund complex includes the fund, the open-end Legg Mason Partners funds and certain open-end Western Asset funds, but does not include money market funds in the fund complex.

Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by LMPFA to be engaged in these abusive trading activities in the fund or in other funds within the fund complex. In the event that an exchange request is rejected, the shareholder may nonetheless redeem his or her shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected within the fund complex. A committee established by LMPFA administers the policy. The policy provides that the committee will use its best efforts to restrict a shareholder’s trading privileges in the Legg Mason Partners funds (including the fund) if that shareholder has engaged in a total of four or more “Round Trips” across all Legg Mason Partners funds during any rolling 12-month period. However, the committee has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the committee may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in a fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the funds.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips.

The policies apply to any account, including both individual accounts and accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The fund’s distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading. These agreements took effect on October 16, 2007.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for the ongoing assessment of the effectiveness of current policies and surveillance tools, and the fund reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or any other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share Certificates

Share certificates will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or Shareholder Services.

Record Ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

Dividends, Distributions and Taxes

Dividends and Distributions

The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid the imposition of federal tax. The fund expects distributions to be primarily from capital gains. Unless otherwise directed, capital gain distributions and dividends are reinvested in additional fund shares. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, redeeming shares and receiving distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the federal income tax consequences to you of certain transactions related to the fund.

Transaction	Federal income tax status
Redemption of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Long-term capital gain distributions	Long-term capital gain

Dividends (including distributions of net short-term capital gain)	Ordinary income (except in the case of dividends attributable to “qualified dividend income”, as discussed below)

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are currently taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund and are designated as such by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations provided the fund satisfies certain holding period and other requirements.

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment. In particular, as discussed earlier in this prospectus, the fund currently has a substantial amount of net unrealized appreciation.

The manager no longer pursues a strategy of retaining unrealized long-term capital gain and avoiding the tax impact of realizing such gain. Subject to market conditions and fund performance, the manager anticipates that, in managing the fund’s investment portfolio in pursuit of the fund’s investment objectives, a moderate portion of the fund’s current built-in long-term capital gains will be realized gradually in each of the next several years. If these long-term capital gains are realized as anticipated, this will result in an increase in the fund’s annual distributions of net capital gains and, accordingly, an increase in taxable distributions to shareholders to the extent there are no offsetting losses. Under normal market conditions, the manager currently expects that no more than 10% of the total amount of the fund’s current built-in long-term capital gains will be realized in any one year.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding of a portion of your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the fund.

Share Price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the NYSE is open. These calculations are done as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund calculates its net asset value as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities and other assets for the purposes of determining the fund’s net asset value. The valuation of the fund’s assets is generally determined in good faith in accordance with these procedures. The Board has delegated most valuation functions for the fund to LMPFA. The procedures adopted by the Board cover types of assets in addition to those described below.

For equity securities and certain derivative securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued on the exchange considered by LMPFA to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the market price is typically determined by independent third party pricing services approved by the fund’s Board that use a variety of techniques and methodologies.

The market price for certain derivative securities is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use quotations from one or more brokers, a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The valuations of securities traded on foreign markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 2:00 p.m. Eastern time.

If independent third party pricing services are unable to supply a price, or if the price supplied is deemed by LMPFA to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when LMPFA believes that they are unreliable, LMPFA may price securities using fair value procedures approved by the Board. Because the fund may invest in securities of issuers located in emerging markets and small cap stocks — some of which may be thinly-traded and for which market quotations may not be readily available or may be unreliable — the fund may use fair value procedures more frequently than funds that invest primarily in securities that are more widely traded. The fund may also use fair value procedures if LMPFA determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the amount that the fund could expect to receive for these securities.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value procedures to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. The valuation determined under the fair value procedures represent the amount determined in good faith that the fund might reasonably expect to receive upon the current sale of a security. However, there can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Therefore, investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

The fund invests in securities that are listed on foreign exchanges that are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

In order to buy, redeem or exchange shares at a day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Financial Highlights

The financial highlights table is intended to help you understand the performance of the fund for the past five years. Total investment return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information for the fiscal years ended August 31, 2008, 2007, 2006 and 2005 in the following table have been derived from the fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial statements containing the information for the year ended August 31, 2004 in the following table were audited by other independent registered public accountants.

For a share of capital stock outstanding throughout each year ended August 31:

	2008		2007	2006		2005		2004
NET ASSET VALUE Beginning of year	$60.62		$56.71	$50.98		$42.92		$41.34

Income (loss) from operations:
Net investment income	0.48		0.45	0.32		0.53		0.49
Net realized and unrealized gain	(7.55)		5.67	7.04		8.31		3.99

Total income (loss) from operations	(7.07)		6.12	7.36		8.84		4.48

Less distributions from:
Net investment income	(0.37)		(0.35)	(0.46)		(0.56)		(0.37)
Net realized gains	(3.04)		(1.86)	(1.17)		(0.22)		(2.53)

Total distributions	(3.41)		(2.21)	(1.63)		(0.78)		(2.90)

NET ASSET VALUE End of Year	$50.14		$60.62	$56.71		$50.98		$42.92

Total return(1)	(12.55)%		10.92%	14.79%		20.77%		11.09%
Net assets, end of year (millions)	$114		$148	$158		$137		$131
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.03%		1.01%	1.04%		0.96%		1.06%
Net expenses	1.03		1.01	1.04	(2)	0.96		1.06
Net investment income	0.83		0.70	0.66		1.06		1.04
Portfolio turnover rate	3	%(3)	6%	0	%(3)(4)	1	%(3)	1	%(3)

(1)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(2)	Reflects fee waivers and/or expense reimbursements.
(3)	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s capital shares.
(4)	Amount represents less than 1%.

Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment.

From time to time, we may collect a variety of personal information about you, including:

•	information we receive from you on applications and forms, via the telephone, and through our websites;
•	information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and
•	information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

This notice is being provided on behalf of:

Legg Mason Investor Services, LLC, Member FINRA, SIPC

Legg Mason Partners Family of Funds

CitiFunds Family of Funds

Barrett Opportunity Fund, Inc.

Legg Mason–sponsored Closed End Funds

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds. Legg Mason and its affiliates, as well as the Funds’ investment manager, are not affiliated with Citigroup. Investments in the Funds are not bank deposits or obligations of Citibank or Citigroup.

BARRETT OPPORTUNITY FUND, INC.

You may visit the fund’s website at www.barrettassociates. com for a free copy of the prospectus, the statement of additional information (“SAI”) or an annual or semi-annual report, or to request other information

Shareholder reports

Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information

The SAI provides more detailed information about the fund and is incorporated by reference into (and is legally a part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports, a prospectus or the SAI (without charge) by contacting your Service Agent, by calling Shareholder Services at 800-451-2010 or by writing to the fund at 55 Water Street, New York, NY 10041.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplication fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act File No. 811-02884)

BAR01 12/08

Barrett Opportunity Fund, Inc.

c/o PNC Global Investment Servicing (formerly, PFPC Inc.)

P.O. Box 9699

Providence, RI 02940

Shareholder Services: 800-451-2010

www.barrettassociates.com

BARRETT OPPORTUNITY FUND, INC.

A No-Load Mutual Fund

55 Water Street, New York, New York 10041

800-451-2010 (toll free)

STATEMENT OF ADDITIONAL INFORMATION

Barrett Opportunity Fund, Inc. (the “fund”) is an open-end, no-load, non-diversified management investment company. The fund seeks to achieve above average long-term capital appreciation. Current income is a secondary objective. There can be no assurance that the fund will achieve its investment objectives.

This Statement of Additional Information (the “SAI”) is not a prospectus and is only authorized for distribution when preceded or accompanied by the fund’s current prospectus dated December 15, 2008 (the “prospectus”). This SAI supplements and should be read in conjunction with the prospectus, a copy of which may be obtained without charge by writing the fund at the address, or by calling the telephone number, listed above.

December 15, 2008

Table of Contents

	Page		Page
The Fund	2	Federal Income Taxes	25
Investment Policies	2	Dividends and Distributions	29
Investment Restrictions and Limitations	5	Annual and Semi-Annual Reports	29
Management	8	Capital Stock	30
Portfolio Manager Disclosure	18	Custodian and Transfer Agent	30
Portfolio Transactions	19	Independent Registered Public Accounting Firm
Disclosure of Portfolio Holdings	20		31
Determination of Net Asset Value	23	Counsel	31
Purchase of Shares	23	Financial Statements	31
Redemption of Shares	24

THE FUND

The fund is an open-end investment company incorporated in Maryland on October 13, 1978. Until December 1, 2006, the fund’s name was Salomon Brothers Opportunity Fund Inc.

INVESTMENT POLICIES

The following information supplements the discussion of the investment policies of the fund found under “Investments, risks and performance” and “More on the fund’s investments” in the prospectus.

The fund intends to invest primarily in common stocks, or securities convertible into or exchangeable for common stocks, such as convertible preferred stocks or convertible debentures. When management deems it appropriate, the fund may also invest without limitation in fixed-income securities or hold assets in cash or cash equivalents, such as U.S. Government obligations, investment grade debt securities and other money market instruments, for temporary defensive purposes due to economic or market conditions. Investment grade debt securities are debt securities rated BBB or better by Standard & Poor’s Ratings Services (“S&P”) or Baa or better by Moody’s Investors Service, Inc. (“Moody’s”), or if unrated, securities deemed by Barrett Associates, Inc. (“Barrett Associates” or the “manager”), the fund’s investment manager, to be of comparable quality. Debt securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal, while debt securities rated Baa by Moody’s are regarded by Moody’s as medium grade obligations and as having speculative characteristics. Investments in such fixed-income securities may also be made for the purpose of capital appreciation, as in the case of purchases of bonds trading at a substantial discount.

Loans of Portfolio Securities

The fund’s Board of Directors may authorize the lending of portfolio securities to selected member firms of the New York Stock Exchange (“NYSE”). The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash with the fund in an amount equal to a minimum of 100% of the market value of the securities lent. The fund will invest the collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid as a fee to the broker or other person who arranged the loan. If the deposit drops below the required minimum at any time, the borrower will be called upon to post additional cash, so as to mark-to-market on a daily basis. If the additional cash is not provided, the loan will be immediately due and the fund may use the collateral or its own cash to replace the securities by purchase in the open market, charging any loss to the borrower. These will be “demand” loans and may be terminated by the fund at any time. The fund will receive any dividends and interest paid on the loaned securities, and the loans will be structured to assure that the fund will be able to exercise its voting rights on the securities. Such loans will be authorized only to the extent that such activity would not cause any adverse tax consequences to the fund or its shareholders and only in accordance with applicable rules and regulations. Neither the brokers nor the borrowers may be affiliated, directly or indirectly, with the fund. Lending of portfolio securities is subject to the restrictions set forth in paragraph (3) under “Investment Restrictions and Limitations” below.

Put and Call Options

The fund may purchase and write put and call options on securities and securities indices, provided such options are traded on a national securities exchange and provided further that the value of options held and the value of positions underlying options written do not exceed 10% of the fund’s total assets. A put option gives the holder the right to sell to the writer, and a call option gives the holder the right to buy from the writer, the number of shares of the underlying security covered by the option at a stated exercise price on or before a stated expiration date. Puts and calls with respect to a limited number of securities currently may be purchased or written through the facilities of certain national securities exchanges. In addition, each of such exchanges provides a secondary market for “closing” options positions. It will be the policy of the fund to write call options only if the fund either: (i) owns and will hold over the term of the option the underlying securities against which the option is written (or securities convertible into the underlying securities without additional consideration); or (ii) owns or will hold a call on the same underlying security or securities. When a put option is written by the fund, the fund will create and maintain a segregated account consisting of liquid assets equal to the option price.

The primary risk to the fund as the writer of a covered call option is that, unless a closing transaction is executed, the fund must retain its underlying cover position even if price movement would otherwise have caused the fund to dispose of that position and must forgo opportunities for gain in excess of the option premium that may result from favorable changes in the value of the underlying cover position.

The primary risk to the fund as the writer of a put option is that, unless a closing transaction is executed, the fund may be required to purchase the underlying security or securities at a price above the market price at the time of such purchase. When a put option is collateralized through the maintenance of a segregated account, the contents of such account are not available to the fund for the general pursuit of the fund’s investment objectives. The fund will write put options only when it is believed that the acquisition of the underlying security or securities would be in accordance with the fund’s investment objectives.

The fund may enter into closing purchase transactions in the secondary markets in options maintained by the various exchanges. In such a transaction, the fund would buy an option similar to the one it had previously written. The resulting transaction would have the effect of canceling the fund’s preexisting obligation on the option written by it. The fund has no assurance, however, that a liquid secondary market will exist on any given day with respect to options on a particular security. Therefore, there is no assurance that the fund will be able to enter into a closing transaction at any particular time.

In executing any closing purchase transaction, the fund will incur the expense of the premium (plus transaction costs) in order to effect the transaction.

The fund may purchase put or call options to hedge against the economic impact of adverse changes in the market value of its securities due to changes in stock market prices or fluctuations in exchange rates, as a substitute for buying or selling securities, to enhance the fund’s return or as a cash flow management technique.

The primary risk in purchasing (as opposed to writing) an option is the potential loss of investment (i.e., the premium for the option) in a relatively short period of time if the underlying securities increase, in the case of a put, or decrease, in the case of a call, in value. In such instances, the option would not be exercised by the fund and would become worthless at its expiration date. If a secondary market for the option exists, the fund may utilize closing sale transactions analogous to the closing purchase transactions described above with respect to the writing of options.

Investments in Foreign Securities

Investments in securities of foreign issuers may involve risks not typically associated with investments in securities of U.S. issuers. The value of any foreign securities held, and of any related income received, will be affected by fluctuations in currency rates, exchange control regulations and, as with domestic multinational corporations, fluctuating interest rates. Most foreign securities markets have substantially less trading volume and are generally not as highly regulated and supervised as U.S. securities markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies and are subject to different accounting, auditing and financial reporting standards. In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer. Political and economic conditions such as seizure or nationalization of assets, establishment of exchange controls, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments could adversely affect the economy of a particular country and, thus, the fund’s investments in that country. In the event of default on a foreign security, it may be more difficult for the fund to obtain or enforce a judgment against the issuer of such obligation. Additionally, certain amounts of the fund’s income may be subject to withholding taxes in the country in which it invests. The fund may not invest more than 5% of its net assets in securities of foreign issuers that are not publicly traded in the United States. Dividend income the fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income.

High Yield, Lower Quality Securities

The fund may invest up to 5% of its net assets in debt securities rated below investment grade by Moody’s or S&P, with no minimum rating required, and comparable unrated securities. Such securities are generally referred to as “high-yield” or “junk” bonds and involve a high degree of risk. An economic recession could disrupt the market for such securities and adversely affect their value and the ability of issuers to repay principal and pay interest thereon.

While the market values of high-yield securities may tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporation developments and changes in economic conditions and, thus, will fluctuate over time. In addition, high-yield securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because high-yield securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The fund may also incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for these securities may diminish the fund’s ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value as well as impair the fund’s ability to dispose of such securities.

The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk of the securities. Although the manager uses these ratings as a criterion for the selection of securities for the fund, the manager also relies on its independent analysis to evaluate potential investments for the fund.

Restricted Securities

The fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. To the extent that the fund’s portfolio may include securities of limited marketability, the price obtainable for such securities could be affected adversely if the fund were forced to sell under inexpedient circumstances, e.g., to satisfy sizable redemptions. Furthermore, where the fund has a substantial position in securities with limited trading markets, the activities of the fund itself, as well as those of other investors, could have an adverse effect upon the liquidity and marketability of such securities and the fund might not be able to dispose of its holdings in a timely manner or at then current market prices. “Limited marketability” may exist if the fund has a substantial position in securities that trade in a limited market, or if the securities are “restricted,” and are therefore not readily marketable without registration under the Securities Act of 1933, as amended (the “1933 Act”). Investments in securities which are “restricted” may involve added expenses to the fund should the fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities, which might have an adverse effect upon the price and timing of sales of such securities and the ability of the fund to meet redemption requests. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. The fund will not invest more than 15% of the value of its net assets in illiquid securities, such as “restricted securities” and securities that are not readily marketable, or other illiquid assets.

Repurchase Agreements

The fund may enter into repurchase agreements for cash management purposes and, in the manager’s discretion, as a temporary and/or defensive strategy. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the fund, as the buyer, at a mutually agreed upon time and price. The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. A fund’s custodian will have custody of, and will hold in a segregated account, securities acquired by the fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the “SEC”) to be loans by the fund. Repurchase agreements could involve risks in the event of a default by or the insolvency of the other party to the agreement, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities.

The fund will enter into repurchase agreements only with dealers, banks or recognized financial institutions which, in the opinion of the manager, are deemed creditworthy. The manager will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and bears the risk of a decline in the value of the underlying security if the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, the fund could experience losses and experience delays in connection with the disposition of the underlying securities. To the extent that, in the meantime, the value of the securities that the fund has purchased has decreased, the fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by the fund.

Portfolio Turnover

Flexibility of investment and emphasis on capital appreciation may involve a greater portfolio turnover rate than that of investment companies whose objective, for example, is production of income or maintenance of a balanced investment position. The rate of portfolio turnover cannot be predicted with assurance and may vary from year to year. For the 2007 and 2008 fiscal years, the fund’s portfolio turnover rates were 6% and 3%, respectively. See the table under “Financial Highlights” in the prospectus for the fund’s portfolio turnover rates for other years. Because the manager no longer pursues a strategy of retaining unrealized long-term capital gain and avoiding the tax impact of realizing such gain, the fund’s portfolio turnover rate is expected to increase moderately in the future.

INVESTMENT RESTRICTIONS AND LIMITATIONS

Unless otherwise indicated, the investment restrictions described below are fundamental investment policies that may be changed only when permitted by law, if applicable, and approved by the holders of a majority of the fund’s outstanding voting securities, which, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), means the lesser of: (i) 67% of the voting securities represented at a meeting at which more than 50% of the outstanding voting securities are represented, or (ii) more than 50% of the outstanding voting securities of the fund.

The percentage limitations contained in the investment restrictions described above and the description of the fund’s investment policies are all applied solely at the time of any proposed transaction on the basis of values or amounts determined at that time. If a percentage restriction on investment or utilization of assets in a policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of security resulting from changing market values or a similar type of event will not be considered a violation of such policy or restriction.

1. The fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2. The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3. The fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4. The fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5. The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6. The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7. Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings, including reverse repurchase agreements and other investments and trading practices that may be considered to be borrowing to the extent they are not fully collateralized. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to limits imposed by the 1940 Act and related interpretations, as in effect from time to time.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.)

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. In addition, it is the current position of the SEC staff that purchasing securities on margin by a fund constitutes the issuance of a senior security by the fund that is not permitted by the 1940 Act. Accordingly, the fund does not currently intend to purchase securities on margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future.

MANAGEMENT

Directors and Executive Officers

The business and affairs of the fund are managed under the direction of the Board of Directors. The Board approves all significant agreements between the fund and the persons or companies that furnish services to the fund, including agreements with its manager, distributor, custodian and transfer agent. The fund’s day-to-day portfolio management operations are delegated to the manager.

The principal occupations of the Directors and executive officers of the fund for the past five years are listed below. The address for each Director is c/o Barrett Opportunity Fund, Inc., 55 Water Street, New York, New York 10041. Each of the fund’s officers are also officers of certain of the other investment companies for which Barrett Associates or its affiliates acts as investment manager.

Name, Address, and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held by Director
NON-INTERESTED DIRECTORS:
Barry Handel, CPA Birth year: 1951	Director	Since 2006	Partner, Falk & Handel LLP (accounting firm)	1	None

Rosalind A. Kochman Birth year: 1937	Director Chairperson	Since 1990 Since 2005	Health care consultant and retired attorney; prior to 2002, Chief Executive Officer, Brooklyn Eye Surgery Center, and Administrator, Kochman, Lebowitz & Mobil, MDs (optometric physicians)	1	None

William Morris, Jr., CPA Birth year: 1948	Director	Since 2005	President, William Morris & Associates P.C. (accounting firm)	1	None

Irving Sonnenschein Birth year: 1920	Director	Since 1994	Partner, Sonnenschein, Sherman & Deutsch (law firm)	1	None

Irving Brilliant Birth year: 1918	Director	Since 1978	Retired; prior to April 2003, Director of ClearBridge Asset Management Inc. (“ClearBridge,” formerly Salomon Brothers Asset Management Inc) and Citigroup Global Markets Inc (“CGMI”) and portfolio manager of the fund	1	None

EXECUTIVE OFFICERS:
Peter H. Shriver, CFA® Barrett Associates 90 Park Avenue New York, NY 10016 Birth year: 1952	President and Chief Executive Officer	Since December 2006	President, Barrett Associates (since April 2004); Managing Director, Barrett Associates (1989-2004)	N/A	N/A

Frances M. Guggino Legg Mason & Co., LLC (“Legg Mason & Co.”) 55 Water Street New York, NY 10041 Birth year: 1957	Treasurer and Chief Financial Officer	Since 2004	Vice President, Legg Mason & Co.	N/A	N/A

Name, Address, and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held by Director
Amy LaGuardia, CFA® Barrett Associates 90 Park Avenue New York, NY 10016 Birth year: 1957	Vice President and Investment Officer	Since December 2006	Senior Vice President and member of Seifert Group, Barrett Associates (since 2003); Portfolio Manager of Legg Mason Partners Financial Services Fund and a predecessor fund (since 1998); Senior Vice President and Director of Research, Gray, Seifert & Co. (investment firm) (1982-2003)	N/A	N/A

Robert J. Milnamow Barrett Associates 90 Park Avenue New York, NY 10016 Birth year: 1950	Vice President and Investment Officer	Since December 2006	Managing Director, Barrett Associates (since November 2003); Managing Member, Thayer Pond Capital, LLC (2001-2003); Senior Portfolio Manager, Rockefeller & Co. (investment firm) (1998-2001)	N/A	N/A

Fred Jensen Legg Mason & Co. 620 Eighth Avenue New York, NY 10018 Birth year: 1963	Chief Compliance Officer	Since September 2008

Director of Compliance, Legg Mason Office of the CCO (since April 2006); Chief Compliance Officer of Legg Mason Private Portfolio Group. Prior to April 2006, Vice President of Investment Advisory Compliance for Guardian Insurance Company of America. Formerly, Chief Compliance Officer of Reserve Funds.

				N/A	N/A

John Chiota Legg Mason & Co. 100 First Stamford Place Stamford, CT 06902 Birth year: 1968	Chief Anti-Money Laundering Compliance Officer	Since September 2006	Vice President, Legg Mason & Co. or its predecessors (since 2004); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer, TD Waterhouse (brokerage firm)	N/A	N/A

David Castano Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1971	Controller	Since 2007	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at CAM (prior to 2003)	N/A	N/A

Matthew Plastina Legg Mason 55 Water Street 10th Floor New York, NY 10041 Birth Year: 1970	Controller	Since 2007	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (from 2002 to 2007)	N/A	N/A

Name, Address, and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held by Director

Robert I. Frenkel Legg Mason & Co. 100 First Stamford Place Stamford, CT 06902 Birth year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel, Global Mutual Funds for Legg Mason & Co. and its predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason	N/A	N/A

(1)

Each Director holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Directors are elected and until his or her successor is elected and qualified, or (2) the time that Director resigns or his or her term as a Director is terminated in accordance with the fund’s by-laws. Officers are elected annually by the Board of Directors.

(2)

A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

As of November 16, 2008, none of the Directors who are not “interested persons,” as defined in the 1940 Act, of the fund or the manager (“Independent Directors”) or their immediate family members owned beneficially or of record any securities in the manager or distributors of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager or the principal underwriter of the fund.

The fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee are Mr. Handel, Ms. Kochman, Mr. Morris and Mr. Sonnenschein.

In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the fund. The principal functions of the Audit Committee are to: (a) oversee the scope of the fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as that term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the fund and certain other persons by such independent registered public accounting firm. During the fund’s most recent fiscal year, the Audit Committee met four times.

The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee may consider nominees recommended by the fund’s shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send recommendations to the fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees, and has not established specific qualities or skills that it regards as necessary for one or more of the Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Director, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the fund;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment manager of the fund, other fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the fund;

•

the contribution which the person can make to the Board and the fund (or, if the person has previously served as a Director of the fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Nominating Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the fund’s retirement policies.

The Nominating Committee did not meet during the fund’s most recent fiscal year.

The following table shows the dollar range of equity securities owned by the Directors in the fund and in other investment companies they oversee within the same family of investment companies as of December 31, 2007. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves to investors as related companies for purposes of investment and investor services.

Name of Director	Dollar Range(1) of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Non-Interested Directors:
Barry Handel, CPA	C	C
Rosalind A. Kochman	E	E
William Morris, Jr., CPA	E	E
Irving Sonnenschein	E	E
Irving Brilliant	E	E

(1)	The dollar ranges are as follows:

A = None

B = $1–$10,000

C = $10,001–$50,000

D = $50,001–$100,000

E = Over $100,000

As of November 16, 2008, the Directors and officers of the fund as a group owned directly and beneficially approximately 23% of the fund’s outstanding shares.

As of November 16, 2008, to the knowledge of management, the following persons owned of record or beneficially 5% or more of the fund’s outstanding shares.

Percent	Name	Address
9.9824%(1)	Marvin Kochman	35 Prospect Park West Apartment 15B Brooklyn NY 11215

8.4071%	Benito and Frances Gaguine Foundation	10117 Silver Street Juneau AK 99801-8745

6.2559%	John B Gaguine & Patricia A Dobbins, Trustees, John B Gaguine & Patricia A Dobbins Revocable Trust No. 1 U/A, dated 07/03/03	10117 Silver Street Juneau AK 99801-8745

5.9785%	William Morris & John Gaguine, Bruce Alexander Gaguine, Co-Trustees, Gaguine Family Trust U/A, dated 12/22/76	8720 Georgia Ave Suite 800 Silver Springs MD 20910-3602

(1)	Includes personal and individual retirement account holdings of Ms. Kochman and her husband.

Directors are currently paid a retainer of $5,000 for each calendar year, and receive $1,500 for each in person meeting and $1,000 for each telephonic meeting attended. The chairperson, Ms. Kochman, also receives an additional retainer of $1,000 for each calendar year. Directors are also reimbursed for out-of-pocket expenses relating to attendance at such meetings. The Directors receive no per annum fee for their services as Directors.

The following table provides information concerning the compensation paid during the fiscal year ended August 31, 2008 to each of the fund’s Directors. The fund does not provide any pension or retirement benefits to Directors or officers. In addition, the fund paid no remuneration during the fiscal year ended August 31, 2008 to officers of the fund. Rosalind A. Kochman, currently, serves on the Board of Directors of The Barrett Funds which contains a series Barrett Growth Fund, advised by Barrett Associates or its affiliates.

Director	Aggregate Compensation from the Fund for Fiscal Year Ended August 31, 2008	Aggregate Compensation from the Complex for Fiscal Year Ended August 31, 2008	Number of Funds in Fund Complex Served by Director
Irving Brilliant	$10,500	$10,500	1
Barry Handel, CPA	11,500	11,500	1
Rosalind A. Kochman	12,500	12,500	2
William Morris, Jr., CPA	10,500	10,500	1
Irving Sonnenschein	11,500	11,500	1

Investment Manager

The fund retains Barrett Associates, an indirect wholly-owned subsidiary of Legg Mason, as its investment manager. As of August 31, 2008, Barrett Associates manages approximately $1.7 billion of client assets. Barrett Associates delivers services through separately managed portfolios for individuals and institutions and, in addition to serving as the fund’s investment manager, serves as the investment manager of a proprietary mutual fund, the Barrett Growth Fund, and as the sub-adviser of the Legg Mason Partners Financial Services Fund. Barrett Associates has approximately 830 accounts, including families, individuals, foundations and other organizations and entities. Barrett Associates generally uses a team approach for security selection and decision making.

Under the Management Contract (“Management Contract”) between the manager and the fund, subject to the supervision and direction of the fund’s Board of Directors, the manager manages the fund’s portfolio in accordance with the fund’s stated investment objectives and policies, makes investment decisions for the fund and places orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

Investment decisions for the fund are made independently from those of other funds or accounts managed by Barrett Associates. Such other funds or accounts may also invest in the same securities as the fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the fund, however, transactions in such securities will be made insofar as feasible for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the fund or the price paid or received by the fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

As compensation for services performed under the Management Contract, the fund pays the manager a management fee, which is calculated daily and payable monthly, according to the following schedule:

Fund’s Fee Rate Average Daily Net Assets	Management Fee Rate
First $1 billion	0.750%
Next $1 billion	0.725%
Next $3 billion	0.700%
Next $5 billion	0.675%
Over $10 billion	0.650%

Prior to December 1, 2006, ClearBridge (formerly Salomon Brothers Asset Management Inc (“SBAM”)) served as the fund’s investment manager. Management fees paid by the fund for the fiscal years ended August 31, 2008, 2007 and 2006 amounted to $999,432, $1,164,432 and $1,046,442, respectively.

The Management Contract has an initial term of two years and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the fund’s Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The fund may terminate the Management Contract upon not more than 60 days’ and not less than 30 days’ written notice to the manager, and the manager may terminate the Management Contract upon not less than 90 days’ written notice to the fund, without penalty. The Management Contract will terminate automatically in the event of assignment (as defined in the 1940 Act).

Since December 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has served as the sub-administrator for the fund, providing certain administrative services for the fund pursuant to a sub-administration agreement between Barrett Associates and LMPFA. LMPFA is an affiliate of Legg Mason and Barrett Associates. Barrett Associates, and not the fund, pays LMPFA for its services as sub-administrator. The sub-administration fees paid by Barrett Associates to LMPFA for the fiscal years ended August 31, 2008 and 2007 amounted to $66,768 and $32,754, respectively. LMPFA did not serve as the sub-administrator for the fund for the fiscal year ended August 31, 2006.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the fund, Barrett Associates, LMPFA and the distributor have each adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the codes of ethics of the fund, Barrett Associates, LMPFA and the distributor are on file with the SEC.

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI, a former distributor of the fund, and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and SBAM (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested, including the fund, and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management (“CAM”), SBAM, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). Barrett Opportunity Fund, Inc. was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the identified funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*    *    *

As previously disclosed, on September 16, 2005 the staff of the SEC informed SBFM and SBAM that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the fund or its current investment adviser.

*    *    *

The foregoing legal matters speak only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Proxy Voting Policies and Procedures

The Board of Directors on behalf of the fund has delegated to the manager the authority to vote proxies related to the portfolio securities held by the fund. In exercising its proxy voting authority, the manager will vote proxies in accordance with the Proxy Voting Policies and Procedures (“Policies”) it has adopted.

The manager’s Policies are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of clients for whom the manager has voting authority. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the manager’s contractual obligations to its clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the manager deems appropriate).

The manager has a proxy voting committee (the “Proxy Committee”) that is responsible for administering and overseeing the proxy voting process. The Proxy Committee is headed by a chairman (the “Committee Chairman”) who is responsible for determining appropriate voting positions on each proxy and whether there are any material conflicts of interest.

The manager votes proxies solely in the interests of the fund and its shareholders. As a matter of policy, the officers, Directors and employees of the fund, the manager and the Proxy Committee will not be influenced by outside sources whose interests conflict with the interests of the fund and its shareholders. All conflicts are resolved in the interests of the fund’s clients. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and the manager obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), the manager seeks voting instructions from an independent third party, e.g. Institutional Shareholder Services.

Issues to be considered when reviewing proxies for material conflicts include, but are not limited to, the following: (i) whether the manager (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the issuer or an employee group of the issuer or otherwise has an interest in the issuer; (ii) whether the manager, or an officer or director of the manager — those responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an issuer, executive, director or person who is a candidate for director of the issuer or is a participant in a proxy contest; and (iii) whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

In the absence of a conflict of interest, the Chairman of the Proxy Committee determines votes on a case-by-case basis taking into account the voting guidelines contained in the Proxy Voting Guidelines, as described below. For avoidance of doubt, depending on the best interest of each individual client, the manager may vote the same proxy differently for different clients. A record of the Committee Chairman’s decision, including its basis, is maintained by the Proxy Coordinator.

Barrett Associates’ Proxy Voting Guidelines

Barrett Associates has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of Directors

The manager votes proxies for the election of a company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions: (i) votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors (although, for mutual fund companies, where there is generally not a compensation committee, votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating and audit committees composed solely of independent directors); (ii) votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director; and (iii) votes are cast on a case-by-case basis in contested elections of directors.

Executive Compensation

The manager generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows: (i) where the manager is otherwise withholding votes for the entire board of directors, the manager votes for stock option plans that will result in a minimal annual dilution; (ii) the manager votes against stock option plans or proposals that permit replacing or repricing of underwater options; (iii) the manager votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price; and (iv) except where the manager is otherwise withholding votes for the entire board of directors, the manager votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

Matters Relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, the manager votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where the manager is otherwise withholding votes for the entire board of directors. In general, (i) the manager votes for proposals relating to the authorization of additional common stock; (ii) the manager votes for proposals to effect stock splits (excluding reverse stock splits); and (iii) the manager votes for proposals authorizing share repurchase programs.

Acquisitions, Mergers, Reorganizations and Other Transactions

The manager votes these issues on a case-by-case basis on board-approved transactions.

Matters Relating to Anti-Takeover Measures

The manager votes against board-approved proposals to adopt anti-takeover measures except as follows: (i) the manager votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and (ii) the manager votes on a case-by-case basis on proposals to adopt fair price provisions.

Other Business Matters

The manager votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting. The manager votes on a case-by-case basis on proposals to amend a company’s charter or bylaws. The manager votes against authorization to transact other unidentified, substantive business at the meeting.

Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. The manager votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows: (i) the manager votes for shareholder proposals to require shareholder approval of shareholder rights plans; (ii) the manager votes for shareholder proposals that are consistent with the manager’s proxy voting guidelines for board-approved proposals; and (iii) the manager votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Voting Shares of Investment Companies

The manager may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed above are voted in accordance with those guidelines. The manager votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund, changes in fundamental investment restrictions and the role the fund plays in the clients’ portfolios. The manager votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

Where there may be a potential conflict of interest if the manager is receiving investment advisory fees from an investment company, the manager generally votes in support of decisions reached by the majority of independent directors.

Voting Shares of Foreign Issuers

In the event the manager is required to vote on proxies relating to securities issued by foreign issuers, i.e., issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the Nasdaq stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable. In general, Barrett Associates votes (i) for shareholder proposals calling for a majority of the directors to be independent of management, (ii) for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees, and (iii) for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Barrett Associates votes on a case-by-case basis on proposals relating to (i) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights and

(ii) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Shareholders may view a summary of the Policies on-line at www.barrettassociates.com. Alternatively, shareholders may request copies of the Policies free of charge by sending a written request to: 55 Water Street, New York, New York 10041. Copies of the fund’s proxy voting records have been filed with the SEC on Form N-PX and posted on the SEC website at www.sec.gov and reflect the twelve-month period July 1, 2007 through June 30, 2008.

Distributor

Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, serves as the fund’s sole and exclusive distributor pursuant to written agreement, dated December 1, 2005 (the “distribution agreement”), which was last approved by the fund’s Board and by a majority of the Independent Directors, casting votes in person at a meeting called for such purpose, on December 9, 2008. The distribution agreement with LMIS went into effect on December 1, 2005.

The distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the fund as may be sold to the public. The distributor is not obligated to sell any stated number of shares. The distribution agreement is renewable from year to year if approved (a) by the Directors or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Directors who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. The distribution agreement provides that it will terminate if assigned. The distribution agreement provides that it may be terminated without penalty by either party on 60 days’ written notice.

For the fiscal years ended August 31, 2008, 2007 and 2006 no underwriting commissions/sales charges or other compensation were paid to LMIS or retained by LMIS for its services as distributor.

The fund also may make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

PORTFOLIO MANAGER DISCLOSURE

Portfolio Managers

The following table shows information regarding other accounts managed by each portfolio manager of the fund, as of August 31, 2008. The portfolio managers manage no accounts with respect to which the advisory fee is based on the performance of the account.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Amy LaGuardia, CFA®	1	$74 million	0	0	258	$336 million
Robert J. Milnamow	1	$19 million	0	0	59	$281 million

Portfolio Manager Compensation

Barrett Associates compensates all portfolio managers with a base salary and a bonus. The bonus is determined at year-end by the compensation committee, which takes into consideration first and foremost the overall performance of the firm and then the individual contribution of each portfolio manager. In determining a portfolio manager’s bonus, the compensation committee considers the following criteria with respect to the portfolio manager: assets under management, growth in assets, investment performance (including mutual fund results), research effort and general contribution to the firm. Barrett Associates uses a team-oriented approach to foster a spirit of cooperation and collegiality throughout the professional ranks of the firm so that overall performance of the firm is a reflection of a combined initiative and enterprise.

Material Conflicts Arising from Other Accounts Managed by Portfolio Managers

The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. A portfolio manager may execute transactions for a fund or account that may adversely impact the value of securities held by another fund or account. Securities selected for funds or accounts may outperform the securities selected for other funds or accounts.

When an investment is appropriate or suitable for more than one fund or account, the following considerations apply:

•	The investment opportunity is allocated among mutual funds and individual client accounts on a pro rata basis according to their asset size.

•	An investment opportunity will generally not be placed in a fund or account if not in round lot shares of at least 100.

•	The investment opportunity will be spread over Barrett Associates’ accounts and funds base to the fullest extent possible, within standards of appropriateness and suitability.

•	Initial public offerings receive the same considerations as any other investment opportunity, subject to certain investment limitations of some funds and client accounts.

•	Investment opportunities limited in amount are not allocated to Barrett Associates’ proprietary accounts, employees or affiliated persons’ accounts.

•	Barrett Associates may not allocate any initial public offerings to any accounts in which a restricted person has a beneficial interest, subject to certain exemptions.

The portfolio managers’ management of their personal accounts may give rise to potential conflicts of interest. The fund and Barrett Associates have adopted codes of ethics that they believe contain provisions reasonably necessary to prevent such conflicts.

Portfolio Manager Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned of the fund by each portfolio manager of the fund, as of August 31, 2008.

Portfolio Manager	Dollar Range of Securities Owned in Fund
Amy LaGuardia, CFA®	None
Robert J. Milnamow	None

PORTFOLIO TRANSACTIONS

The fund’s general policy in selecting brokers and dealers is to obtain the best results taking into account factors such as the general execution and operational facilities of the broker or dealer, the type and size of the transaction involved, the creditworthiness of the broker or dealer, the stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and the manager’s arrangements related thereto (as described below), overall performance, the dealer’s risk in positioning the securities involved and the broker’s commissions and dealer’s spread or mark-up. While the manager generally seeks the best price in placing its orders, the fund may not necessarily be paying the lowest price available.

Notwithstanding the preceding paragraph, in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, the manager may select brokers who charge a commission in excess of that charged by other brokers, if the manager determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the manager by such brokers. Research services generally consist of research or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. The manager may also have arrangements with brokers pursuant to which such brokers provide research services to the manager in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases the fund’s costs, the manager does not believe that the research significantly reduces its expenses as the fund’s manager.

Research services furnished to the manager by brokers who effect securities transactions for the fund may be used by the manager in providing investment advice to the other investment companies and accounts which it manages. Similarly, research services furnished to the manager by brokers who effect securities transactions for other investment companies and accounts which the manager manages may be used by the manager in servicing the fund. Not all of these research services are used by the manager in managing any particular account, including the fund.

Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

Aggregate brokerage commissions paid by the fund for the fiscal years ended August 31, 2008, 2007 and 2006 were $34,868, $53,089 and $2,420, respectively. For the fiscal year ended August 31, 2008, the fund paid $1,350 in commissions on brokerage transactions directed to brokers because of research services provided. As of December 1, 2005, LMIS became an affiliated person of the fund under the 1940 Act. From December 1, 2005 through August 31, 2006 and during the fiscal years ended August 31, 2008 and 2007, the fund paid no commissions to LMIS.

DISCLOSURE OF PORTFOLIO HOLDINGS

Pursuant to Rules 30b1-5 and 30b2-1 under the 1940 Act, the fund must publicly disclose 100% of its portfolio holdings on a quarterly basis in shareholder reports or other required filings with the SEC as of a date approximately 60 days after quarter end.(1) In addition, the fund is permitted to disclose its portfolio holdings to selected third parties in advance of release to all shareholders or the general public, provided that the fund: (i) has a legitimate business purpose for doing so; (ii) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement (“NDA”); and (iii) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the fund’s or the manager’s fiduciary duties. Such disclosures can also be made without the need for duty of confidentiality pursuant to a signed NDA, if the information is released to the public at or before the time the information is released to the third party.

No consideration may be received by any party for providing non-public portfolio information to any third-party, except consideration received in the form of services being provided to it by the third-party which received the non-public information. An investment adviser and its affiliates shall not be deemed to have received consideration solely by the fact that services provided might result in sales of fund shares.

(1)

Rule 30b1-5 requires the filing of a Form N-Q with the SEC not more than 60 days after the close of the first and third quarters of each fiscal year of a fund. Rule 30b2-1 requires the filing with the SEC of annual and semi-annual reports on Form N-CSR not later than 10 days after such reports have been transmitted to shareholders; those reports must be transmitted to shareholders within 60 days after the close of the period for which the report is being made. The quarterly, annual and semi-annual reports required to be filed under Rules 30b1-5 and 30b2-1 require the inclusion of a list of portfolio holdings.

Disclosure Policies and Procedures

The fund shall publicly disclose 100% of its portfolio holdings in quarterly reports approximately 60 days after each quarter-end as required by applicable federal securities laws. The fund shall not make any elective non-public disclosures to third parties other than as described herein.

The determination of whether the fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders shall be made by the President, in consultation with the Chief Compliance Officer (“CCO”), following a request submitted in writing. The attraction of additional assets to the fund will not, in and of itself, be deemed to be a legitimate business purpose. Eligible third parties to whom portfolio holding information may be released in advance of release to the public include: data consolidators, including rating agencies, fund rating/ranking services and other data providers and service providers to the fund.

In all cases, eligible third parties are required to execute an NDA that must include the following provisions: (i) The recipient agrees to keep confidential any portfolio holdings information received; (ii) the recipient agrees not to trade on the nonpublic information received; and (iii) the recipient agrees to periodically refresh its representation as to confidentiality and abstention from trading upon request.

The fund may publicly disclose 100% of its portfolio holdings with a shorter delay, but no less than 45 days after each quarter end, to facilitate timely release of information to rating agencies (e.g., Morningstar). The fund may publicly disclose its top ten holdings on a monthly basis after a 30-day delay and may include information regarding the percentage of the portfolio each holding comprises.

As required by applicable federal securities laws, the fund will disclose in its prospectus that policies and procedures regarding disclosure of fund holdings are contained in the SAI and, if applicable, on the fund’s website (i.e., if the fund posts a description of this policy on its website). The fund will include a detailed description of its policies and procedures regarding disclosure of portfolio holdings in the SAI. The CCO is responsible for confirming that the required prospectus and SAI disclosure is included in the fund’s annual post-effective amendment to its registration statement on Form N-1A.

Prevention and Detection Procedures

The CCO or his designee will conduct periodic reviews of compliance with such procedures and will provide a written report to the Board of Directors, at least annually, regarding the operations of the Disclosure Policies and Procedures and any material changes recommended as a result of such review. The CCO will supply the Board yearly with a list of exceptions granted to the Disclosure Policies and Procedures, along with an explanation of the legitimate business purpose relevant to the exception.

Copies of any NDAs shall be maintained by the CCO. In addition, periodic reminders shall be sent not less frequently than annually to all parties that have signed NDAs. If a violation of this policy is suspected, it shall be communicated to the CCO for investigation.

Correction Procedures

If it is determined that portfolio data have been released in contravention of this policy, the CCO shall investigate the circumstances surrounding the release of such information. To the extent that it is determined that the information has been deliberately released in contravention of this policy, the CCO shall report to the Board of Directors all material compliance matters relating to such unauthorized release. In addition, the CCO shall recommend to disinterested senior management personnel appropriate disciplinary action to be taken against each individual responsible for the unauthorized release of information. Such sanctions may include termination.

To the extent that information is released in contravention of this policy, the CCO will ensure that every reasonable effort is made to retrieve such information from the party to whom the information was disclosed. If it is impracticable or impossible to retrieve such information, the CCO is responsible to use all reasonable efforts to secure an NDA from the party to whom such information was released. The CCO is explicitly authorized to seek the assistance of fund counsel in order to obtain an NDA from such a party. If these efforts are unsuccessful, the CCO will make a recommendation to senior management whether to publicly release the information.

Set forth below is a list, as of August 31, 2007, of those parties with whom the Board has authorized ongoing arrangements that include the release of portfolio holdings information, the frequency of the release under such arrangements and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholder Services (Proxy voting services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None
The Bank of New York	Daily	None
Thomson	Semi-annually	None
Dataware	Daily	None
ITG	Daily	None

Portfolio holdings information for the fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Quantitative Services Group	Daily	None

Recipient	Frequency	Delay Before Dissemination
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 business days
Fitch	Monthly	6-8 business days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night*	1 business day*
Moody’s (Rating Agency)	Monthly*	6-8 business days*
Electra Information Systems	Daily	None
SunGard	Daily	None

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the fund is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Please see the prospectus for a description of the procedures used by the fund in valuing its assets.

PURCHASE OF SHARES

General

Investors may purchase shares through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”), or directly from the fund. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

For additional information regarding applicable investment minimums, please see the fund’s prospectus.

The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

Purchase orders received by the fund or a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day (the “trade date”). Orders received in proper form by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the fund’s agent prior to its close of business. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan.    Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a distributor or the transfer agent is authorized through preauthorized transfers of at least $25 monthly, quarterly, every alternate month, semi-annual or annual basis, to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by a distributor or the transfer agent. Additional information is available from the fund or a Service Agent.

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund’s shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to PNC Global Investment Servicing (formerly, PFPC Inc.) (the “transfer agent”) together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to 10 days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

If you hold share certificates, it will take longer to redeem shares.

Additional Information Regarding Telephone Redemption Program

Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption program or to impose a charge for this service at any time following at least seven days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in the prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than

$5,000 ordinarily will not be permitted. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. For additional information, shareholders should contact their Service Agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal. For additional information, shareholders should contact their Service Agent.

Redemptions in Kind

If the Board of Directors shall determine that it is in the best interests of the shareholders of the fund, the fund may pay the redemption price, in whole or in part, by a distribution in kind from the portfolio of the fund, in lieu of cash, taking such securities at their values employed for determining such redemption price, and selecting the securities in such manner as the Board of Directors may deem fair and equitable. However, the fund has made an election pursuant to Rule 18f-1 under the 1940 Act requiring that all redemptions be effected in cash to each redeeming shareholder, during any period of 90 days, up to the lesser of $250,000 or 1% of the net assets of the fund. In addition, the fund has adopted procedures regarding redemptions in-kind made by a shareholder who is an “affiliated person” of the fund, as that term is defined in the 1940 Act. Pursuant to these procedures, a redemption request by an affiliated shareholder that is satisfied in whole or in part by an in-kind distribution will be effected on a pro rata basis based on the fund’s then current net assets. The procedures apply to redemption requests made by an affiliated shareholder, during any period of 90 days, in excess of $2,000,000. The fund may also apply these procedures to redemption requests under $2,000,000; however, the fund does not intend to make a practice of redeeming shares in-kind with respect to redemption requests under $2,000,000. A shareholder who receives a distribution in-kind may incur a brokerage commission upon a later disposition of such securities.

FEDERAL INCOME TAXES

The following is a summary of selected federal income tax considerations that may affect the fund and its shareholders. This summary does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisors as to the federal, state and local tax consequences to them of an investment in the fund.

Taxation of the Fund

The fund has qualified for the fiscal year ended August 31, 2008 and intends to continue to qualify as a regulated investment company (“RIC”) under subchapter M of the Code. As a RIC, the fund generally will not be subject to federal income tax on its investment company taxable income (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (the excess of net realized long-term capital gain over net realized short-term capital loss), if any, that it distributes to its shareholders, provided that it distributes at least 90% of its investment company taxable income for the taxable year. All investment company taxable income and net capital gain distributed by the fund will be reinvested automatically in additional shares of the fund at net asset value, unless the shareholder elects to receive dividends and distributions in cash. The fund intends to comply with the 90% distribution requirement described above in order to avoid being subject to federal income tax on its investment company taxable income and net capital gain that it distributes to its shareholders.

Qualification as a RIC requires, among other things, that the fund: (a) derive at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for federal income tax purposes and that derive less than 90% of their gross income from the items described in (i) above (each a “Qualified Publicly Traded Partnership”); and (b) diversify its holdings so that, at the end of each quarter of each taxable year: (i) at least 50% of the value of the fund’s assets is represented by cash, cash items, U.S. Government securities, securities of other RICs and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund’s assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities of any (I) one issuer (other than U.S. Government securities or the securities of other RICs), (II) two or more issuers that the fund controls and that are determined to be engaged in the same, similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

If in any year the fund should fail to qualify for tax treatment as a RIC, the fund would incur regular corporate federal income tax upon its income for that year, and distributions to its shareholders (including distributions of net capital gain) would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the fund’s current and accumulated earnings and profits. Such distributions generally would be eligible (i) for the dividends received deduction in the case of corporate shareholders and (ii) for treatment as “qualified dividend income” (as discussed below) in the case of individual shareholders.

The fund will be subject to a non-deductible 4% excise tax to the extent that the fund does not distribute by the end of each calendar year an amount at least equal to the sum of: (a) 98% of its ordinary income for such calendar year; (b) 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of such year; and (c) 100% of the undistributed income and gains from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by the fund that is subject to corporate tax will be considered to have been distributed by year-end. To the extent possible, the fund intends to make sufficient distributions as are necessary to avoid the imposition of this excise tax.

The fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the fund and defer recognition of the fund’s losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the fund to “mark-to-market” certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement for RIC qualification and avoid both the corporate level tax and the 4% excise tax. The fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

If the fund purchases shares in a “passive foreign investment company” (a “PFIC”), the fund may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. If the fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the fund. Alternatively, the fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the 90% and excise tax distribution requirements. Dividends paid by PFICs will not be treated as qualified dividend income.

Tax Status of the Fund’s Investments

Investments by the fund in zero coupon or other discount securities will result in income to the fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though the fund receives no cash interest payments. This income is included in determining the amount of income which the fund must distribute to maintain its status as a RIC and to avoid the payment of federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the fund, the fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Gain or loss on the sale or other disposition of fund investments will generally be long-term capital gain or loss if the fund has held the security for more than one year. Gain or loss on the sale of a security held for one year or less will generally be short-term capital gain or loss. If the fund acquires a debt security at a discount, any gain upon the sale or redemption of the security, to the extent it reflects accrued market discount not previously included in income, may be taxed as ordinary income, rather than capital gain.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Foreign countries may impose withholding and other taxes on dividends and interest paid to the fund with respect to investments in foreign securities. However, certain foreign countries have entered into tax treaties with the U.S. to reduce or eliminate such taxes. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund.

Taxation of Shareholders

Distributions of investment company taxable income paid out of the fund’s current or accumulated earnings and profits (“income dividends”) will, except in the case of dividends attributable to qualified dividend income, discussed below, be taxable to shareholders as ordinary income for federal income tax purposes, whether paid in cash or reinvested in additional shares. For taxable years beginning on or before December 31, 2010, distributions of income dividends designated by the fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the fund and the shareholder. Qualified dividend income generally includes dividends received from domestic corporations and dividends received from foreign corporations that meet certain specified criteria. The fund generally can pass the tax treatment of qualified dividend income it receives through to fund shareholders. A dividend will not be treated as qualified dividend income (at either the fund or shareholder level) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or in the case of certain preferred stock, 91 days during the 181-day period beginning on the date which is 90 days before such date); (2) to the extent that the recipient is under an obligation to make related payments with respect to positions in substantially similar or related property; or (3) the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

In addition, income dividends received by corporate shareholders will be eligible for the dividends received deduction to the extent of qualifying dividends received by the fund from domestic corporations for the taxable year. A dividend received by the fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that has been held by the fund for fewer than 46 days during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (or in the case of certain preferred stock, 91 days during the 181-day period beginning on the date which is 90 days before such date); (2) to the extent that the fund is under an obligation to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed. Moreover, the dividends received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the fund. The amount of any dividends eligible for the corporate dividends received deduction or derived from qualified dividend income, if any, will be designated by the fund in a written notice within 60 days of the close of the fund’s taxable year.

Distributions of net capital gain that are properly designated by the fund (“capital gain dividends”) will be taxable to shareholders as long-term capital gain regardless of the length of time the investor has held shares in the fund, and such distributions will not be eligible for the dividends received deduction. In the case of individual shareholders, capital gain dividends will be taxed at a maximum rate of 15% for taxable years beginning on or before December 31, 2010 (after which time the maximum rate will increase to 20%). With respect to corporate taxpayers, long-term capital gain currently is taxed at the same federal income tax rates as ordinary income and short-term capital gain, the maximum rate being 35%. Not later than 60 days after the close of its taxable year, the fund will provide its shareholders with a written notice designating the amounts of any income dividends or capital gain dividends.

Distributions by the fund in excess of the fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

Generally, shareholders will be taxed on dividends or distributions in the year of receipt. However, if the fund declares a dividend in October, November or December to shareholders of record on a specified date in such a month which is paid during the following January, it will be treated as paid by the fund and will be taxable to shareholders in the year the dividend is declared.

The redemption of shares of the fund is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the redemption or other disposition of fund shares will be taxed as capital gain or loss if the shares are capital assets in the shareholder’s hands. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than 12 months. The maximum tax rate on long-term capital gains of individuals is 15% for taxable years beginning on or before December 31, 2010 (after which time the maximum rate will increase to 20%). If a shareholder redeems or otherwise disposes of shares of the fund before holding them for more than six months, any loss on the redemption or other disposition of such shares shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares. A loss realized on a redemption or other disposition of shares may be disallowed if replacement shares are acquired (including through reinvestment of dividends) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

The fund may be required to withhold federal income tax (“backup withholding”) from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if: (i) the payee fails to furnish the fund with the payee’s correct taxpayer identification number (e.g., an individual’s social security number); (ii) the Internal Revenue Service (“IRS”) notifies the fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above. In the case of foreign shareholders, this tax may be withheld if the foreign shareholder does not certify his foreign status under penalties of perjury. Backup withholding is not an additional tax, and any amount withheld may be credited against the shareholder’s federal income tax liability.

Income dividends (but not capital gain dividends) paid to shareholders who are non-resident aliens or foreign entities will generally be subject to a 30% United States withholding tax, unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. In addition, under current law, U.S. source withholding taxes are not imposed on dividends paid by RICs to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of RICs beginning before January 1, 2010. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing is intended to be general information to shareholders and potential investors in the fund and does not constitute tax advice. Shareholders and potential investors are urged to consult their own tax advisers regarding federal, state, local and, if applicable, foreign tax consequences of an investment in the fund.

DIVIDENDS AND DISTRIBUTIONS

If a shareholder elects to receive dividends and/or distributions in cash and the check cannot be delivered to a shareholder due to an invalid address or otherwise remains uncashed by the shareholder for a period of six months, the fund reserves the right to reinvest the dividends and/or distribution in a shareholder’s account at the then-current net asset value and to convert the shareholder’s election to automatic reinvestment in shares of the fund from which the distributions were made. Dividends and capital gain distributions are reinvested automatically in additional shares of the fund at the net asset value next determined after the record date and such shares are automatically credited to a shareholder’s account, unless the transfer agent or the fund is informed by notice that a shareholder wishes to receive such dividends or distributions in cash. The shareholder may change such distribution option at any time by notification to the transfer agent prior to the record date of any such dividend or distribution. See “Buying Shares” in the prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the fund’s printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or self-employed retirement plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent. Annual reports include audited financial statements. Shareholders will receive a Statement of Account following each share transaction. Shareholders can write or call the fund at the address and telephone numbers on the first page of this SAI with any question relating to their investment in fund shares.

CAPITAL STOCK

The authorized capital stock of the fund consists of 15,000,000 shares having a par value of $0.01 per share. All shares are of the same class, with like rights and privileges. Each share is entitled to one vote and participates equally in fund dividends and distributions and in its net assets on liquidation. Each shareholder is entitled to cast, at all meetings of shareholders, such number of votes as is equal to the number of full and fractional shares held by such shareholder. Except as required under the 1940 Act, there will not be a regularly scheduled annual meeting of shareholders. The shares are fully paid and non-assessable when issued and have no preference, pre-emptive, conversion or exchange rights. There are no options or other special rights outstanding relating to any such shares.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund; receives and delivers all assets for the fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the fund; and makes disbursements on behalf of the fund. State Street neither determines the fund’s investment policies, nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions.

PNC Global Investment Servicing (formerly, PFPC Inc.), P.O. Box 9699, Providence, RI 02940, serves as the fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

Subject to approval by the Board, in certain instances where there is an omnibus account that represents numerous beneficial owners, the fund may pay a fee to the omnibus account holder for transfer agency services. The amount the fund pays to the omnibus account holder will not exceed, on a per-beneficial owner basis, the amount the fund would have paid to the transfer agent had the beneficial owners been direct shareholders in the fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP (“KPMG”), an independent registered public accounting firm, 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon the fund’s financial statements and financial highlights for the fiscal year ending August 31, 2009.

COUNSEL

Simpson Thacher & Bartlett LLP serves as fund counsel and is located at 425 Lexington Avenue, New York, New York 10017.

Stradley Ronon Stevens & Young, LLP serves as counsel to the Independent Directors and is located at 2600 One Commerce Square, Philadelphia, Pennsylvania 19103.

Venable LLP, Two Hopkins Plaza, Suite 1800, Baltimore, Maryland 21201, has issued an opinion regarding the valid issuance of shares being offered for sale pursuant to the fund’s prospectus.

FINANCIAL STATEMENTS

The audited financial statements of the fund (Statement of Assets and Liabilities as of August 31, 2008, including the Schedule of Investments, Statement of Operations for the year ended August 31, 2008, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2008, Financial Highlights for each of the years in the five-year period ended August 31, 2008 and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the fund) are incorporated by reference into this SAI (filed on November 7, 2008; Accession Number 0001193125-08-229260).

PART C. OTHER INFORMATION

ITEM 23.	EXHIBITS

Exhibit	Description
a(1)	Articles of Incorporation of Registrant (filed as Exhibit 1 to the Registration Statement on Form N-8B-1 (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(2)	Amendment to Articles of Incorporation of Registrant (filed as Exhibit 1(a) to Amendment No. 1 to the Registration Statement on Form N-8B-1 (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(3)	Amendment to Articles of Incorporation of Registrant (filed as Exhibit 1(b) to Registration Statement on Form N-8B-1 (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(4)	Amendment to Articles of Incorporation of Registrant (filed as Exhibit 1(d) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(5)	Amendment to Articles of Incorporation of Registrant (filed as Exhibit 1(e) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(6)	Amendment to Articles of Incorporation of Registrant (filed as Exhibit a(6) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-02884) and incorporated herein by reference).

b(1)	By-Laws of Registrant, as amended, December 16, 1988 (filed as Exhibit (2) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(2)	Amendment to By-Laws dated October 29, 2003 (filed as Exhibit b(2) to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

c	None.

d(1)	Management Agreement between Registrant and Barrett Associates, Inc., dated December 1, 2006 (filed as Exhibit d(1) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-02884) and incorporated herein by reference).

e(1)	Distribution Agreement between Registrant and Legg Mason Investor Services, LLC, dated December 1, 2005 (filed as Exhibit e(3) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

f	None.

g(1)	Master Custodian Agreement with State Street Bank & Trust Company (filed as Exhibit g(2) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

1

h(1)	Transfer Agency Agreement between Registrant and First Data Investor Services Group, Inc. (filed as Exhibit 9 to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(2)	Sub-Administration Agreement between Barrett Associates, Inc. and Legg Mason Partners Fund Advisor, LLC, dated December 1, 2006 (filed as Exhibit h(3) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-02884) and incorporated herein by reference).

(3)	Amendment to Sub-Administration Agreement between Barrett Associates, Inc. and Legg Mason Partners Fund Advisor, LLC, dated December 1, 2006 (filed as Exhibit h(4) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-02884) and incorporated herein by reference).

i(1)	Opinion and Consent of Counsel (filed as Exhibit i to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-02884) and incorporated herein by reference).

j(1)	Consent of KPMG LLP (filed herewith).

k	None.

l(1)	Subscription Agreement between Registrant and Irving Brilliant (filed as Exhibit 13(a) to Post- Effective Amendment No. 6 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(2)	Subscription Agreement between Registrant and William H. David, dated February 8, 1979 (filed as Exhibit 13(b) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

m	None.

n	None.

p(1)	Revised Joint Code of Ethics of Barrett Associates, Inc. and the Barrett Funds (filed herewith).

(2)	Code of Ethics of Legg Mason Investor Services, LLC (filed as Exhibit p(2) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

q(1)	Power of Attorney of Barry Handel, Rosalind Kochman and William J. Morris, Jr., dated December 9, 2008 (filed herewith).

(2)	Power of Attorney of Irving Brilliant, dated December 11, 2008 (filed herewith).

(3)	Power of Attorney of Irving Sonnenschein, dated December 11, 2008 (filed herewith).

ITEM 24.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

2

ITEM 25.	INDEMNIFICATION

Reference is made to Article VIII of Registrant’s Articles of Incorporation, Article V of Registrant’s By-Laws and paragraph 10 of the Distribution Agreement between Registrant and Legg Mason Investor Services, LLC (“LMIS”).

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant is named on a Mutual Fund Professional Liability Insurance Policy which covers all present and future directors and officers of Registrant against loss arising from any civil claim or claims by reason of any actual or alleged error, misstatement, misleading statement, negligent act or omission, or neglect or breach of duty committed while acting as directors or officers of the Registrant.

ITEM 26.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Investment Adviser — Barrett Associates, Inc.

The list required by this Item 26 of officers and directors of Barrett Associates, Inc., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of the Form ADV filed by Barrett Associates, Inc. pursuant to the Advisers Act (SEC File No. 801-831).

ITEM 27.	PRINCIPAL UNDERWRITERS

(a) LMIS, a distributor of the Registrant, is the distributor for each series of the registrants listed: Legg Mason Partners Premium Money Market Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Equity Trust, Legg Mason Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Partners Income Trust.

LMIS is the placement agent for funds that are series of Master Portfolio Trust.

3

(b) The information required by this Item 27(b) with respect to each director and officer of LMIS is listed below:

Mark R. Fetting – Managing Director

D. Stuart Bowers – Vice President

W. Talbot Daley – Vice President

Thomas J. Hirschmann – Vice President

Joseph M. Furey – General Counsel and Chief Compliance Officer

Ronald Holinsky – Counsel

Robert E. Patterson – Counsel

Theresa M. Silberzahn – Chief Financial Officer

Elisabeth F. Craig – AML Compliance Officer and Director of Continuing Education

All Addresses are 100 Light Street, Baltimore, Maryland 21202.

(c) Not applicable.

ITEM 28.	LOCATION OF ACCOUNTS AND RECORDS

Barrett Opportunity Fund, Inc.

55 Water Street

New York, NY 10041

Barrett Associates, Inc.

90 Park Avenue, 34th Floor

New York, NY 10024

Legg Mason Partners Fund Advisor, LLC

620 Eighth Avenue, 49th Floor

New York, NY 10018

Legg Mason Investor Services, LLC

100 Light Street

Baltimore, MD 21202

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

PNC Global Investment Servicing (U.S.), Inc.

P.O. Box 9699

Providence, RI 02940-9699

ITEM 29.	MANAGEMENT SERVICES

Not applicable.

ITEM 30.	UNDERTAKINGS

Not applicable.

4

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 15th day of December, 2008.

BARRETT OPPORTUNITY FUND, INC. (Registrant)

By:	/s/ Peter H. Shriver
Peter H. Shriver,
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

	SIGNATURE	TITLE	DATE

	/s/ Peter H. Shriver	President and Chief Executive Officer	December 15, 2008
Peter H. Shriver

	/s/ Frances M. Guggino	Treasurer and Chief Financial Officer	December 15, 2008
Frances M. Guggino

	/s/ Irving Brilliant*	Director	December 15, 2008
Irving Brilliant

	/s/ Barry Handel*	Director	December 15, 2008
Barry Handel

	/s/ William J. Morris, Jr.*	Director	December 15, 2008
William J. Morris, Jr.

	/s/ Rosalind A. Kochman*	Director	December 15, 2008
Rosalind A. Kochman

	/s/ Irving Sonnenschein*	Director	December 15, 2008
Irving Sonnenschein

*By:	/s/ Peter H. Shriver		December 15, 2008
Peter H. Shriver,
as Attorney-in-Fact

1

EXHIBIT INDEX

Exhibit	Description
j(1)	Consent of KPMG LLP.

p(l)	Revised Joint Code of Ethics - Barrett Associates and Barrett Funds

q(l)	Power of Attorney - Barry Handel, Rosalind Kochman, William J. Morris

q(2)	Power of Attorney - Irving Brilliant

q(3)	Power of Attorney - Irving Sonnenschein